Exhibit 99.1

August 17, 2011

Western Alliance Bancorporation to Acquire Western Liberty Bancorp

PHOENIX, Arizona and LAS VEGAS, Nevada

Western Alliance Bancorporation (NYSE:WAL) and Western Liberty Bancorp (NASDAQ:WLBC) announced today that they have signed a definitive agreement pursuant to which Western Alliance Bancorporation will acquire Western Liberty Bancorp. Immediately following the completion of the acquisition, Western Liberty’s principal operating subsidiary, Service1st Bank of Nevada, will merge with and into Bank of Nevada, a wholly-owned subsidiary of Western Alliance Bancorporation.

The Agreement provides that each shareholder of Western Liberty Bancorp may elect to receive either $4.02 in cash or 0.4341 of a share of Western Alliance Bancorporation for each Western Liberty share owned (based on existing shares of Western Liberty stock outstanding as of the date hereof and assuming the conversion of outstanding restricted stock units), subject to certain collar and proration provisions. The exchange is expected to be tax free, to the extent shareholders receive shares of Western Alliance Bancorporation. In aggregate, the transaction is valued at approximately $55 million.

Robert Sarver, Chairman and Chief Executive Officer of Western Alliance Bancorporation, commented, “This transaction further strengthens our capital position, increases our core deposits, and enables us to further leverage our existing infrastructure in Las Vegas. We expect the transaction to be immediately accretive to our tangible book value.”

Bruce Hendricks, Chief Executive Officer of Bank of Nevada, added, “With significant customer overlap between Bank of Nevada and Service1st Bank, we anticipate quickly integrating the two institutions, giving added convenience and services to clients of Service1st.”

“By joining a strong, service-oriented regional banking franchise, we add greater lending capacity for our customers and new opportunities for growth for the bank. I am confident that both our organizations will benefit from this combination,” said William Martin, Chief Executive Officer of Western Liberty Bancorp. “As we considered all of our strategic growth options, it became clear that choosing to partner with Western Alliance can provide the greatest benefits and opportunities for our stockholders, employees, customers, and the communities we serve.”

This transaction has been approved by the board of directors of each company and is subject to certain terms and conditions, including approval by stockholders of Western Liberty Bancorp and banking regulatory authorities. It is expected to be completed in the fourth quarter 2012.

About Western Alliance Bancorporation

With $7.2 billion in assets, Western Alliance Bancorporation is the parent company of Bank of Nevada, Western Alliance Bank doing business as Alliance Bank of Arizona and First Independent Bank, Torrey Pines Bank, and Shine Investment Advisory Services. These dynamic organizations provide a broad array of deposit and credit services to clients in Nevada, Arizona and California, and investment services in Colorado. Staffed with experienced financial professionals, these organizations deliver a broader product array and larger credit capacity than community banks, yet are empowered to be more responsive to customers’ needs than larger institutions. Additional investor information can be accessed on the Investor Relations page of the company’s website, www.westernalliancebancorp.com.

About Western Liberty Bancorp

With $199 million in assets, Western Liberty Bancorp is a Nevada bank holding company which conducts operations through Service1st Bank of Nevada, its wholly-owned banking subsidiary, and Las Vegas Sunset Properties. Service1st Bank operates as a traditional community bank and provides a full range of deposit, lending and other banking services to locally-owned businesses, professional firms, individuals and other customers from its headquarters and two retail banking facilities located in the greater Las Vegas area. Services provided include basic commercial and consumer depository services, commercial working capital and equipment loans, commercial real estate loans, and other traditional commercial banking services. Primarily all of the bank’s business is generated in the Nevada market.

Additional Information

The proposed transaction will be submitted to the stockholders of Western Liberty for their consideration. In connection with the proposed merger with Western Liberty Bancorp, Western Alliance will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a proxy statement of Western Liberty that also constitutes a prospectus of Western Alliance. Western Liberty will mail the proxy statement/prospectus to its stockholders. Investors and security holders are urged to read the proxy statement/prospectus regarding the proposed merger when it becomes available, as well as other documents filed with the SEC, because they will contain important information. You may obtain a free copy of the proxy statement/prospectus (when available) and other related documents filed by Western Alliance and Western Liberty with the SEC at the SEC’s website at www.sec.gov. The proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing the Western Alliance’s website at www.westernalliancebancorp.com under the tab “Investor Relations” and then under the heading “Financial Documents” or by accessing Western Liberty’s website at www.westernlibertybank.com under the tab “Investor Relations” and then under the heading “Financial Information”.

Western Alliance, Western Liberty and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Western Liberty stockholders in favor of the merger with Western Alliance. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Western Liberty stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC.

You can find information about the executive officers and directors of Western Alliance in its Annual Report on Form 10-K for the year ended December 31, 2011 and in its definitive proxy statement filed with the SEC on March 16, 2012, as supplemented. You can find information about Western Liberty’s executive officers and directors in its Annual Report on Form 10-K for the year ended December 31, 2011 and in its definitive proxy statement filed with the SEC on April 26, 2012. You can obtain free copies of these documents from Western Alliance or Western Liberty using the information above.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities.

Cautionary Note Regarding Forward-Looking Statements

This release contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include: failure of the parties to satisfy the closing conditions in either merger agreement in a timely manner or at all; failure of the shareholders of Western Liberty to approve the applicable merger agreement; failure to obtain governmental approvals for the merger; disruptions to the parties’ businesses as a result of the announcement and pendency of the merger; costs or difficulties related to the integration of the business following the merger; factors listed in the Form 10-K as filed with the SEC; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular.

We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements set forth in this press release to reflect new information, future events or otherwise.